UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2017

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Hillenbrand, Inc. (the “Company”), filed on February 27, 2017 (the “Original Report”).  The Original Report was intended to disclose results of matters submitted to a vote of shareholders at the Company’s 2017 annual meeting of shareholders held on February 22, 2017.  Instead the Original Report erroneously disclosed the results of matters submitted to a vote of shareholders at the Company’s 2016 annual meeting of shareholders held on February 24, 2016, which such results were also previously disclosed in the Company’s Current Report on Form 8-K filed on February 25, 2016.

This Form 8-K/A is being filed to correct such error.  This Form 8-K/A amends and restates in its entirety the Original Report and discloses the results of matters submitted to a vote of shareholders at the Company’s 2017 annual meeting of shareholders held on February 22, 2017.

Item 5.07                                     Submission of Matters to a Vote of Security Holders.

Hillenbrand, Inc. held its annual meeting of shareholders on February 22, 2017.  Matters voted upon at the meeting were as follows:

(1)                                 the election of three members to the Company’s Board of Directors;

(2)                                 the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

(3)                                 the approval, by a non-binding advisory vote, of the frequency of future “Say on Pay Votes”;  and

(4)                                 the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of three members to the Company’s Board of Directors for terms expiring in 2020:

				Percentage of
				Votes Cast
Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	In Favor

Thomas H. Johnson	54,343,362	348,775	4,332,462	99.36%
Neil S. Novich	54,435,851	256,286	4,332,462	99.53%
Joe A. Raver	54,486,035	206,102	4,332,462	99.62%

Proposal 2:  Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

				Percentage of
			Broker Non-	Votes Cast
Votes For	Votes Against	Votes Abstained	Votes	In Favor

54,186,757	318,826	186,554	4,332,462	99.07%

Proposal 3:  Approval, by a non-binding advisory vote, of the frequency of future Say on Pay Votes:

One Year	Two Years	Three Years	Abstain

46,666,225	70,022	7,839,163	116,727

Consistent with the greatest number of votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s Named Executive Officers every year until the next advisory vote on the frequency of shareholder votes on the compensation payable to the Company’s Named Executive Officers is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Proposal 4:  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

			Percentage of
			Votes Cast
Votes For	Votes Against	Votes Abstained	In Favor

58,022,719	922,911	78,969	98.30%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 27, 2017	HILLENBRAND, INC.

	BY:	/S/ Nicholas R. Farrell
Nicholas R. Farrell
Vice President, General Counsel,
Secretary and Chief Compliance Officer